Exhibit No. 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Heartland Express, Inc. (the "Company"), on Form 10-K for the period ended December 31, 2021 (the "Report"), filed with the Securities and Exchange Commission, I, Christopher A. Strain, Vice President of Finance, Treasurer, Secretary, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 25, 2022	By:	/s/ Christopher A. Strain
Christopher A. Strain
Vice President of Finance
Treasurer, and Chief Financial Officer